CODE OF ETHICS
                                    WWW TRUST
                               WWW ADVISORS, INC.
                                  and AFFILIATE


I.       INTRODUCTION

         A. FIDUCIARY DUTY. This Code of Ethics ("Code") has been adopted by WWW Trust, an Ohio Business Trust ("Trust"), WWW Advisors, Inc., a Kentucky corporation, and its affiliate company, Capital Advisors Group, Inc., a Kentucky corporation ("Affiliate"), (hereinafter sometimes referred to collectively as the "Subject Entities"), in compliance with Rule 17j-1 under the Investment Company Act of 1940, as amended. This Code has been adopted by the Subject Entities to set forth the Subject Entities' expectations for their Access Persons with respect to certain aspects of their relationship with the Subject Entities and pursuant to Section 204A under the Investment Advisers Act of 1940, as amended (the "1940 Act"). The purpose of Section 204A is to prevent the illegal misuse of material, nonpublic information by Access Persons. Capitalized terms used in this Code are defined in Appendix 1 to this Code. All Appendices referred to herein are attached hereto and are made a part of this Code.

         This Code is based on the principle that the trustees, officers, and employees of the Trust, WWW Advisors, Inc., or the Affiliate have a fiduciary duty to place the interests of their Advisory Clients ahead of their own personal interests and to treat all Advisory Clients equally regardless of affiliation. The Code applies to all Access Persons and focuses principally on pre-clearance and reporting of personal transactions in securities. Access Persons must avoid activities, interests and relationships that might create conflicts-of-interest or interfere with making decisions in the best interests of the Advisory Clients.

         As Fiduciaries, Access Persons must at all times:

                  1. PLACE THE INTERESTS OF THE ADVISORY CLIENTS FIRST. Access Persons must scrupulously avoid serving their own personal interests ahead of the interests of the Advisory Clients. An Access Person may not induce or cause an Advisory Client to take action, or not to take action, for personal benefit, rather than for the benefit of the Advisory Client. For example, an Access Person would violate this Code by causing an Advisory Client to purchase a Security he or she owned for the purpose of increasing the price of that Security.

                  2. AVOID TAKING INAPPROPRIATE ADVANTAGE OF THEIR POSITIONS. Access Persons may not, for example, use their knowledge of portfolio transactions to profit by the market effect of such transactions. Receipt of investment opportunities, prerequisites, or gifts from persons seeking business with the Subject Entities could call into question the exercise of an Access Person's independent judgment.

                  3. CONDUCT ALL PERSONAL SECURITIES TRANSACTIONS IN FULL COMPLIANCE WITH THIS CODE INCLUDING THE REPORTING REQUIREMENTS. Doubtful situations should be resolved in favor of the Advisory Clients. Technical compliance with the Code's procedures will not automatically insulate from scrutiny any trades that indicate an abuse of fiduciary duties.


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         B. APPENDICES TO THE CODE. The appendices to this Code are attached to and are a part of the Code. The appendices include the following:

                  1.    DEFINITIONS (Appendix 1)
                        -----------
                  2.    CONTACT PERSONS (Appendix 2)
                        ---------------
                  3.    ACKNOWLEDGEMENT OF RECEIPT OF CODE OF ETHICS
                        (Appendix 3)
                        --------------------------------------------
                  4. ANNUAL CERTIFICATION OF COMPLIANCE WITH CODE OF ETHICS (Appendix 4)
                        ------------------------------------------------------
                  5.    TRADE PRE-CLEARANCE REQUEST FORM (Appendix 5)
                        --------------------------------
                  6.    FORM LETTER TO BROKER, DEALER OR BANK (Appendix 6)
                        -------------------------------------
                  7.    GIFT AND ENTERTAINMENT MASTER LOG (Appendix 7)
                        ---------------------------------
                  8.    INITIAL HOLDINGS AND ACCOUNTS REPORT (Appendix 8)
                        ------------------------------------
                  9.    QUARTERLY TRANSACTIONS AND HOLDINGS REPORT (Appendix 9)
                        ------------------------------------------
                  10.   ANNUAL TRANSACTIONS AND HOLDINGS REPORT (Appendix 10)
                        ---------------------------------------
                  11. INITIAL PUBLIC OFFERING/PRIVATE PLACEMENT CLEARANCE FORM (Appendix 11)
                        --------------------------------------------------------
                  12.   WATCH LISTS (Appendix 12)
                        -----------

         C. EXCEPTIONS TO THE CODE FOR INDEPENDENT FUND TRUSTEES.
Notwithstanding the definition of Access Persons, the following provisions do NOT apply to Independent Fund Trustees and their Immediate Families except that they must comply with Section III B.

                  1.    Personal Securities Transactions (Section II)
                  2. Initial, Quarterly and Annual Holdings Reporting Requirements (Section III.A)
                  3.    Receipt and Giving of Gifts (Section  IV.B)
                  4. Restrictions on Service as a Director of a Publicly Traded Company (Section IV.E)

II.      PERSONAL SECURITIES TRANSACTIONS

         A.       TRADE PRE-CLEARANCE REQUIREMENTS.

                  1. General Requirement. All Securities Transactions in an Access Person's Account or Related Account must be Pre-cleared except for Securities Transactions set forth in Section III.C.

                  2. Trade Pre-Clearance Request Form. Prior to entering an order for a Securities Transaction in an Employee Account or Related Account, you must complete, in writing, a Trade Pre-Clearance Request Form (see Appendix
5) and submit the completed Form to the Chief Compliance Officer (or designee). The Trade Pre-Clearance Request Form requires you to provide certain information and to make certain representations.


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


                  3. Review of the Form. After receiving the completed Trade Pre-Clearance Request Form, the Chief Compliance Officer (or designee) will review the information and, as soon as practicable (generally within 24 hours), determine whether or not to authorize the proposed Securities Transaction. The authorization and date and time of the authorization must be reflected on the Trade Pre-Clearance Request Form. The Chief Compliance Officer (or designee) will keep the completed Form, and return a copy to the Employee.

         B.       PROHIBITED TRANSACTIONS.

                  1. PROHIBITED SECURITIES TRANSACTIONS. The following securities Transactions are prohibited and will not be authorized by the Compliance Officer (or a designee) absent exceptional circumstances. The prohibitions apply only to the categories of Access Persons specified.

                  a. INITIAL PUBLIC OFFERINGS (INVESTMENT PERSONNEL ONLY). Any purchase of Securities by Investment Personnel in an initial public offering (other than a new offering of a registered open-end investment company). However, if authorized, the Compliance Officer will maintain a record of the reasons for such authorization (see Appendix 11).

                  b. PENDING BUY OR SELL ORDERS (INVESTMENT PERSONNEL ONLY). Any purchase or sale of Securities by Investment Personnel on any day during which any Fund has a pending "buy" or "sell" order in the same Security (or Equivalent Security) until that order is executed or withdrawn.

                  c. ONE-DAY BLACKOUT (INVESTMENT PERSONNEL ONLY). Purchases or sales of Securities by Investment Personnel within one calendar day of a purchase or sale of the same Securities (or Equivalent Securities) by the Advisory Clients. For example, if a Fund trades a Security on day one, day two is the first day the Investment Personnel may trade that Security for an account in which he or she has a Beneficial Interest.

                  d. INTENTION TO BUY OR SELL FOR A FUND (ALL ACCESS PERSONS EXCEPT INDEPENDENT FUND TRUSTEES). Purchases or sales of Securities by an Access Person at a time when that Access Person intends, or knows of another's intention, to purchase or sell that Security (or an Equivalent Security) on behalf of Advisory Client. This prohibition applies whether the Securities Transaction is in the same direction (E.G., two purchases) or the opposite direction (a purchase and sale) as the transaction of the Fund.

                  2. ALWAYS PROHIBITED SECURITIES TRANSACTIONS. The following Securities Transactions are prohibited and will not be authorized under any circumstances.

                  a. INSIDE INFORMATION. Any transaction in a Security while in possession of material nonpublic information regarding the Security or the issuer of the Security.


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                  b. MARKET MANIPULATION. Transactions intended to raise, lower, or maintain the price of any Security or to create a false appearance of active trading.

                  c. OTHERS. Any other transactions deemed by the Compliance Officer (or a designee) to involve a conflict of interest, possible diversions of a corporate opportunity, or an appearance of impropriety.

                  3. PRIVATE PLACEMENTS (INVESTMENT PERSONNEL ONLY). Acquisition of Beneficial Interests in Securities in a private placement by Investment Personnel is strongly discouraged and subject to prior written approval. The Compliance Officer (or a designee) will give permission only after considering, among other facts, whether the investment opportunity should be reserved for a Fund and whether the opportunity is being offered to the person by virtue of the person's position as an Investment Person. If a private placement transaction is permitted, the Compliance Officer will maintain a record of the reasons for such approval (see Appendix 11). Investment Personnel who have acquired securities in a private placement are required to disclose those investments to the Compliance Officer when they play a part in any subsequent consideration of an investment in the issuer by a Fund, and the decision to purchase securities of the issuer by a Fund must be independently authorized by a Portfolio Manager with no personal interest in the issuer.

         B.       EXEMPTIONS.

                  1. The following Securities Transactions are exempt from the restrictions set forth in Section II.B.

                  a. MUTUAL FUNDS. Securities issued by any registered open-end investment companies (including the Trust);

                  b. NO KNOWLEDGE. Securities Transactions where neither the Access Person nor an Immediate Family member knows of the transaction before it is completed (for example, Securities Transactions effected for an Access Person by a trustee of a blind trust or discretionary trades involving an investment partnership or investment club in which the Access Person is neither consulted nor advised of the trade before it is executed);

                  c. CERTAIN CORPORATE ACTIONS. Any acquisition of Securities through stock dividends, dividend reinvestments, stock splits, reverse stock splits, mergers, consolidations, spin-offs, or other similar corporate reorganizations or distributions generally applicable to all holders of the same class of Securities;

                  d. RIGHTS. Any acquisition of Securities through the exercise of rights issued by an issuer PRO RATA to all holders of a class of its Securities, to the extent the rights were acquired in the issue; and

                  e. MISCELLANEOUS. Any transaction in the following: (1) bankers' acceptances, (2) bank certificates of deposit, (3) commercial paper,
(4) high quality short-term debt, including repurchase agreements, (5) Securities that are direct obligations of the U.S. Government, and (6) other Securities as may from time to time be designated in writing by the Compliance Officer on the grounds that the risk of abuse is minimal or non-existent.



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


                  2. Personal Transactions in Securities that also are being purchased, sold or held by a Fund are exempt from the prohibitions of Sections II.B.1.b, and c, if the Access Person does not, in connection with his or her regular functions or duties, make, participate in, or obtain information regarding the purchase or sale of Securities by that Fund.

III.     REPORTING REQUIREMENTS

                  A. REPORTING REQUIREMENTS FOR ALL ACCESS PERSONS EXCEPT INDEPENDENT FUND TRUSTEES.

                  1. INITIAL HOLDINGS AND ACCOUNTS REPORT. Any person who becomes an Access Person of the Subject Entities shall within 10 days of becoming said Access Person file an Initial Holdings and Accounts Report (see Appendix 5) with the Compliance Officer listing all Securities Accounts and Securities that he or she holds in such accounts in which that Access Person (or Immediate Family member) has Beneficial Interest.

                  2. QUARTERLY REPORTING REQUIREMENTS. Every Access Person and members of his or her Immediate Family shall arrange for the Compliance Officer to receive directly from any broker, dealer, or bank that effects any Securities Transaction, periodic statements for each brokerage account in which such Access Person has a Beneficial Interest. Attached hereto (see Appendix 6) is a form of letter that may be used to request such documents from such entities. All copies must be received no later than 10 days after the end of the calendar quarter. Each statement must disclose the following information:

                  a. description of the Security (and interest rate and maturity date, if applicable);
                  b. the number of shares; and
                  c. the name of the broker, dealer or bank issuing the
                     statement

                  If an Access Person is not able to arrange for duplicate periodic statements to be sent that contain the information required above, the Access Person must submit a Quarterly Transactions and Holdings Report (see Appendix 9) within 10 days after the completion of each calendar quarter to the Compliance Officer.

                  3. Every Access Person who establishes a new Securities account during the quarter in which that Access Person (or Immediate Family member) has Beneficial Interest must submit an Initial Holdings and Accounts Report (see Appendix 8) to the Compliance Officer. This report must be submitted to the Compliance Officer within 10 days after the completion of each calendar quarter.



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


                  4. ANNUAL TRANSACTIONS AND HOLDINGS REPORT. Every Access Person must submit an Annual Transactions and Holdings Report (see Appendix 10) listing all Securities accounts and securities in which that Access Person (or Immediate Family member) has Beneficial Interest. The information in the Annual Transactions and Holdings Report must be current as of a date no more than 30 days before the report is submitted. The completed report should be submitted to the Compliance Officer by July 30 following the end of the fiscal year on June 30.

         B. REPORTING REQUIREMENTS FOR INDEPENDENT FUND TRUSTEES. Each Independent Fund Trustee (and their Immediate Families) must report to the Compliance Officer any trade in a Security by any account in which an Independent Fund Trustee has any Beneficial Interest if the Independent Fund Trustee knew or, in the ordinary course of fulfilling his or her duty as a Trustee of the Trust, should have known that during the 15-day period immediately preceding or after the date of the transaction in a Security by the Trustee such Security (or an Equivalent Security) was or would be purchased or sold by a Fund. Independent Fund Trustees who need to report such transactions should refer to the procedures outlined in Section III.A.2.

         C.       EXEMPTIONS, DISCLAIMERS AND AVAILABILITY OF REPORTS

                  1. A Securities Transaction involving the following circumstances or Securities are exempt from the Reporting Requirements discussed above: (1) neither the Access Person nor an Immediate Family Member had any direct or indirect influence or control over the transaction; (2) Securities directly issued by the U.S. Government; (3) bankers' acceptances; (4) bank certificates of deposit; (5) commercial paper; (6) high quality short-term debt instruments, including repurchase agreements; (7) shares issued by open-end mutual funds; and (7) other Securities as may from time to time be designated in writing by the Compliance Officer on the grounds that the risk of abuse is minimal or non-existent.

                  In addition, no Access Person of the Subject Entities shall be required to make a Quarterly Transaction Report where such report would duplicate information recorded by WWW Advisors pursuant to Rule 204-2(a) of the Investment Advisers Act of 1940, as amended.

                  2. DISCLAIMERS. Any report of a Securities Transaction for the benefit of a person other than the individual in whose account the transaction is placed may contain a statement that the report should not be construed as an admission by the person making the report that he or she has any direct or indirect beneficial ownership in the Security to which the report relates.

                  3. AVAILABILITY OF REPORTS. All information supplied pursuant to this Code may be made available for inspection to the Board of Trustees of the Trust, the Board of Directors of the Subject Entities, the Compliance Officer, any party to which any investigation is referred by any of the foregoing: the SEC, any self-regulatory organization of which any Subject Entity is a member, any state securities commission, or any attorney or agent of the foregoing or of the Trust.


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


IV.      FIDUCIARY DUTIES

                  A. CONFIDENTIALITY. Access Persons are prohibited from revealing information relating to the investment intentions, activities or portfolios of the Advisory Clients or subject entities except to persons authorized by the Advisory Clients.

                  B. GIFTS. The following provisions on gifts apply to all Investment Personnel.

                  1. ACCEPTING GIFTS. On occasion, because of their position with the Trust, Investment Personnel may be offered, or may receive without notice, gifts from clients, brokers, vendors, or other persons not affiliated with such entities. Acceptance of extraordinary or extravagant gifts is not permissible. Any such gifts must be declined or returned in order to protect the reputation and integrity of the Subject Entities. Gifts of a nominal value (I.E., gifts whose reasonable value is no more than $100 a year), and customary business meals, entertainment (E.G., sporting events), and promotional items (E.G., pens, mugs, T-shirts) may be accepted.

                  If an Investment Person receives any gift that might be prohibited Under this Code, the Investment Person must inform the Compliance Officer.

                  2. SOLICITATION OF GIFTS. Investment Personnel may not solicit gifts or gratuities.

                  3. GIVING GIFTS. Investment Personnel may not personally give any gift with a value in excess of $100 per year to persons associated with securities or financial organizations, including exchanges, other member organizations, commodity firms, news media, or clients of the Subject Entities.

                  C. CORPORATE OPPORTUNITIES. Access Persons may not take personal advantage of any opportunity properly belonging to the subject entities. This includes, but is not limited to, acquiring Securities for one's own account that would otherwise be acquired for a Subject Entity.

         D. UNDUE INFLUENCE. Access Persons may not cause or attempt to cause any subject entity to purchase, sell or hold any Security in a manner calculated to create any personal benefit to the Access Person. If an Access Person or Immediate Family member stands to benefit materially from an investment decision for a Fund which the Access Person is recommending or participating in, the Access Person must disclose to those persons with authority to make investment decisions for the Subject Entity (or, if the Access Person in question is a person with authority to make investment decisions for the Fund, to the Compliance Officer) any Beneficial Interest that the Access Person (or Immediate Family member) has in that Security or an Equivalent Security, or in the issuer thereof, where the decision could create a material benefit to the Access Person (or Immediate Family member) or the appearance of impropriety. The person to whom the Access Person reports the interest, in consultation with the Compliance Officer, must determine whether or not Access Person will be restricted in making investment decisions.

         E. SERVICE AS A DIRECTOR. No Investment Person may serve on the board of directors of a publicly held company (other than the Trust) absent prior written authorization by the Compliance Officer. This authorization will rarely, if ever, be granted and, if granted, normally will require that the affected Investment Person be isolated, through a "Chinese Wall" or other procedures, from those making investment decisions related to the issuer on whose board the person sits.

         F.       INSIDER TRADING

         These restrictions apply to any material nonpublic information, whether it pertains to clients of the Subject Entities or to other persons and entities involved with the Subject Entities, including companies whose securities are possible candidates for recommendation for purchase by the Subject Entities.

         Insider trading is generally described as: (1) trading of securities by an "insider" on the basis of "material nonpublic information"; (2) communicating material nonpublic information by an insider to others ("tipping"); and (3) the use of material nonpublic information by a non-insider in violation of a duty to keep it confidential. Any person who trades securities while in possession of "material nonpublic information" or who communicates or "tips" such information is in violation of these laws. Civil and/or criminal authorities may bring an action not only against the trader and/or person who discloses the material nonpublic information; civil and/or criminal action may also be brought against management of the Subject Entities for failure to implement adequate policies to guard against such unlawful disclosure.

         In general, information about a security is material only if a reasonable investor would consider it important in deciding whether or not to buy or sell a security. Essentially, material information can be described as any information which might be expected to affect the market price of an entity's stock. Nonpublic information is any information which has not been announced or made known to the public generally. If an Access Person is in possession of material nonpublic information, he or she may not disclose such information to others or trade on it for his or her own account until the information has been disclosed to the public. Information is generally considered to have been disclosed publicly forty-eight hours after the information is released to the media by means of a press release.

         This Code prohibits two types of conduct. First, if an Access Person possesses material nonpublic information about an entity, he or she may not purchase or sell securities of that entity until such material information has been effectively disclosed to the public. Second, an Access Person may not communicate any such inside information about that entity to any other person, until after the material nonpublic information has been effectively communicated to the public. For example, an Access Person violates this Code by communicating material nonpublic information to a friend or family member, irrespective of whether such other person trades in the stock. This is so because this Code is designed to eliminate the risk that somebody else will trade in the stock or will communicate the information to another person who may trade while in possession of such information. If the person whom an Access Person tipped trades on the information, the Access Person may have violated the securities laws as well. The policy against tipping is not violated by an Access Person by disclosure of material nonpublic information to another employee in the course of the fulfillment of duties or responsibilities to the Subject Entities.


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


         All questions concerning the materiality of any nonpublic information or concerning whether material information has been effectively disclosed to the public should be directed to the Compliance Officer before disclosing any such information to any other person or purchasing or selling a security while in possession of such information. Since it can be very difficult to determine whether certain information is material and nonpublic, Access Persons are strongly encouraged to consult the Compliance Officer if there is any doubt concerning a particular issue. Access Persons should also be aware that if a trade in such securities were challenged by the SEC, it could be a most difficult task of convincing the SEC or a court that there was not possession of such inside information when the trade occurred.

V.       COMPLIANCE WITH THIS CODE OF ETHICS

         A.       COMPLIANCE OFFICER REVIEW

                  1. INVESTIGATING VIOLATIONS OF THE CODE. The Compliance Officer is responsible for investigating any suspected violation of the Code and shall report the results of each investigation to the President of WWW Advisors, Inc. The President of WWW Advisors Inc. together with the Compliance Officer are responsible for reviewing the results of any investigation of any reported or suspected violation of the Code. Any violation of the Code by an Access Person will be reported to the Boards of Trustees of the Trust or to the Board of Directors of the appropriate Subject Entity no less frequently than each regular quarterly meeting.

                  2. ANNUAL REPORTS. The Compliance Officer will review the Code at least once a year, in light of legal and business developments and experience in implementing the Code, and will report to the Boards of Trustees of the
Trust:

                  a. Summarizing existing procedures concerning personal investing and any changes in the procedures made during the past year;

                  b. Identifying any violation requiring significant remedial action during the past year; and

                  c. Identifying any recommended changes in existing restrictions or procedures based on its experience under the Code, evolving industry practices, or developments in applicable laws or regulations.

                  3. MONITORING EQUAL TREATMENT OF ADVISORY CLIENTS. The Compliance Officer will review daily watch lists (see Appendix 12) of purchase and sale activity for the same security transactions occurring in advisory accounts. This review will be to scrutinize for evidence of price discrepancies to determine if a transaction in any one account created a beneficial or disfavorable price for any client.


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


         B.       REMEDIES

                  1. SANCTIONS. If the Compliance Officer and the President of WWW Advisors determine that an Access Person has committed a violation of the Code following a report of the Compliance Officer, the Compliance Officer and the President of WWW Advisors may impose sanctions and take other actions as they deem appropriate, including a letter of caution or warning, suspension of personal trading rights, suspension of employment (with or without compensation), fine, civil referral to the SEC, criminal referral, and termination of the employment of the violator for cause. The Compliance Officer and the President of WWW Advisors, Inc., also may require the Access Person to reverse the trade(s) in question and forfeit any profit or absorb any loss derived therefrom. The amount of profit shall be calculated by the Compliance Officer and the President of WWW Advisors, Inc., and shall be forwarded to a charitable organization selected by the Compliance Officer and the President of WWW Advisors. The Compliance Officer and the President of WWW Advisors may not review his or her own transactions.

                  2. SOLE AUTHORITY. The Compliance Officer and the President of WWW Advisors, Inc. have sole authority, subject to the review set forth in
Section V.B.3 below, to determine the remedy for any violation of the Code, including appropriate disposition of any monies forfeited pursuant to this provision. Failure to promptly abide by a directive to reverse a trade or forfeit profits may result in the imposition of additional sanctions.

                  3. REVIEW. Whenever the Compliance Officer and the President of WWW Advisors determine that an Access Person has committed a violation of this Code that merits remedial action, they will report no less frequently than quarterly to the Board of Trustees of the Trust, or to the Board of Directors of the Subject Entities, information relating to the investigation of the violation, including any sanctions imposed. The Boards of Trustees of the Trust or the Boards of the appropriate Subject Entity may modify such sanctions, as they deem appropriate. The Boards of Trustees of the Trust and the Compliance Officer and the President of WWW Advisors shall have access to all information considered by the Compliance Officer in relation to the case. The Compliance Officer may determine whether or not to delay the imposition of any sanctions pending review by the applicable Board.

         C. EXCEPTIONS TO THE CODE. Although exceptions to the Code will rarely, if ever, be granted, the Compliance Officer may grant exceptions to the requirements of the Code on a case by case basis if the Compliance Officer finds that the proposed conduct involves negligible opportunity for abuse. All such exceptions must be in writing and must be reported as soon as practicable to the Boards of Trustees of the Trust at its next regularly scheduled meeting after the exception is granted.

         D. COMPLIANCE CERTIFICATION. Each current Access Person and each newly-hired Access Person shall certify that he or she has received, read and understands the Code by executing the Acknowledgment of Receipt of Code of Ethics form (see Appendix 3). In addition, by July 30 following the end of the prior fiscal year on June 30, all Access Persons will be required to certify annually by executing the Annual Certification of Compliance with Code of Ethics Form (see Appendix 4)that they have read and understand the Code, that they have complied with the requirements of the Code, and that they have reported all Securities Transactions required to be disclosed or reported pursuant to the requirements of this Code. Independent Fund Trustees should complete the Acknowledgment of Receipt of Code of Ethics form (see Appendix 3).



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                  E. INQUIRIES REGARDING THE CODE. The Compliance Officer will answer any questions about the Code or any other compliance-related matters.

                  F. MATERIAL CHANGES. No material changes to this Code of Ethics may be made without prior approval by a majority of the Independent Trustees and Affiliate Board of Directors.



Dated: _______________, as amended February 23rd, 2001.


As adopted by WWW Trust Board of Trustees on _______________, 2001.

As adopted by the Board of Directors of WWW Advisors, Inc.
on ______________, 2001.

As adopted by the Board of Directors of Capital Advisors, Inc.
on _______________, 2001.






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                                                                      Appendix 1
                                   DEFINITIONS

         "ACCESS PERSON" means any trustee, director, officer or Advisory Person of the Subject Entities.

         "ADVISORY PERSON" means (1) any employee of WWW Advisors, Inc., the Trust or Affiliate (or of any company in a control relationship with such companies) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by the Advisory Clients, or whose functions relate to the making of any recommendation with respect to such purchases or sales, and (2) any natural person in a control relationship to such companies who obtains information concerning the recommendations made to the Advisory Clients with respect to the purchase and sale of securities by the Advisory Clients.

         "ADVISORY CLIENTS" means shareholders of WWW Trust and affiliated investment adviser(s).

         "BENEFICIAL INTEREST" means the opportunity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, to profit, or share in any profit derived from, a transaction in the subject Securities. An Access Person is deemed to have a Beneficial Interest in Securities owned by members of his or her Immediate Family. Common examples of Beneficial Interest include joint accounts, spousal accounts, UTMA accounts, partnerships, trust and controlling interests in corporations. Any uncertainty as to whether an Access Person has a Beneficial Interest in a Security should be brought to the attention of the Compliance Officer. Such questions will be resolved in accordance with, and this definition shall be subject to, the definition of "beneficial owner" found in Rules 16a-1(a)(2) and (5) promulgated under the Securities Exchange Act of 1934.

         "CODE" means this Code of Ethics, as it may be amended from time to time.

         "COMPLIANCE OFFICER" means the Compliance Officer of WWW Advisors, Inc. and the persons designated in Appendix 2, as such Appendix shall be amended from time to time.

         "EMPLOYEE ACCOUNT" means the following Securities accounts: any personal account of an Employee; any joint or tenant-in-common account in which the Employee has an interest or is a participant; any account for which the Employee acts as trustee, executor, or custodian; any account over which the Employee has investment discretion or otherwise can exercise control (except advisory client accounts that are not related accounts), including the accounts of entities controlled directly or indirectly by the Employee; and any other account in which the Employee has a direct or indirect Beneficial Interest (other than such accounts over which the Employee has no investment discretion and cannot otherwise exercise control).

         "EQUIVALENT SECURITY" means any Security issued by the same entity as the issuer of a subject Security, including options, rights, stock appreciation rights, warrants, preferred stock, restricted stock, phantom stock, bonds, and other obligations of that company or security otherwise convertible into that security. Options on securities are included even if, technically, they are issued by the Options Clearing Corporation or a similar entity.

         "FUND" and "FUNDS" mean one or more of the portfolios of the Trust, an investment company registered under the 1940 Act for which WWW Advisors, Inc. serves as investment adviser.

         "IMMEDIATE FAMILY" of an Access Person means any of the following persons who reside in the same household as the Access Person:

         child                 grandparent                 son-in-law
         stepchild             spouse                      daughter-in-law
         grandchild            sibling                     brother-in-law
         parent                mother-in-law               sister-in-law
         stepparent            father-in-law

         Immediate Family includes adoptive relationships and any other relationship (whether or not recognized by law) which the Compliance Officer determines could lead to the possible conflicts of interest, diversions of corporate opportunity, or appearances of impropriety which this Code is intended to prevent.

         "INDEPENDENT FUND TRUSTEE" means a trustee of a Trust who is not an "interested person" as that term is defined in Section 2(a)(19) of the 1940 Act.

         "INITIAL PUBLIC OFFERING" is an offering of securities registered under the Securities Act of 1933 by an issuer who immediately before the registration of such securities was not subject to the reporting requirements of sections 13 or 15(d) of the Securities Exchange Act of 1934.

         "INVESTMENT PERSONNEL" and "INVESTMENT PERSON" mean (1) employees of the Subject Entities who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of a security, or (2) any natural person who controls WWW Advisors, Inc., or the Trust and who obtains information concerning recommendations made to the Advisory Clients regarding the purchase and sale of securities by the Advisory Clients. References to Investment Personnel include Portfolio Managers.

         "1940 ACT" means the Investment Company Act of 1940, as amended.

         "PRIVATE PLACEMENT" means a limited offering exempt from registration pursuant to Rules 504, 505 or 506 or under Section 4(2) or 4(6) of the Securities Act of 1933.

         "PORTFOLIO MANAGER" means a person who has or shares principal day-to-day responsibility for managing the portfolio of a Fund.

         "WWW Advisors" means WWW Advisors, Inc..

         "SEC" means the United States Securities and Exchange Commission.

         "SECURITY" includes stock, notes, bonds, debentures, and other evidences of indebtedness (including loan participation and assignments), limited partnership interests, investment contracts, and all derivative instruments of the foregoing, such as options and warrants. "Security" does not include futures and options on futures, but the purchase and sale of such instruments are nevertheless subject to the reporting requirements of the Code.

         "SECURITIES TRANSACTION" means a purchase or sale of Securities in which an Access Person or a member of his or her Immediate Family has or acquires a Beneficial Interest.

         "SUBJECT ENTITIES" means WWW Trust, WWW Advisors, Inc., and Capital Advisors, Inc.

         "RELATED ACCOUNT" means any Securities account of a member of the Employee's Immediate Household.

         "TRUST" means the WWW Internet Fund, an investment company registered under the 1940 Act.

                                                                      Appendix 2


                                 CONTACT PERSONS


INDIVIDUAL                               POSITION
----------                               --------
Lawrence York                            Chief Investment Officer
Lawrence York                            President, WWW Advisors, Inc.
Jim Beckett, Esq.                        Counsel to WWW Trust
Charles C. Mihalek, Esq.                 Counsel to WWW Advisors, Inc.
James Green                              Vice President & Treasurer to WWW Trust



                          INVESTMENT COMMITTEE MEMBERS

INDIVIDUAL                               POSITION
David Smyth                              Investment Analyst

                                                                      Appendix 3

                   ACKNOWLEDGMENT OF RECEIPT OF CODE OF ETHICS


         I acknowledge that I have received the Code of Ethics of WWW Trust, WWW Advisors, Inc., and Capital Advisors Group, Inc. dated as of _________, and represent that:

         1. In accordance with Section III.A of the Code of Ethics, I will fully disclose the securities holdings in my Employee Accounts and Related Accounts (as defined in the Code of Ethics.)*

         2. In accordance with Section II.A of the Code of Ethics, I will obtain authorization for Pre-Clearance for all Securities Transactions in each of my Employee Accounts and Related Accounts, except for transactions exempt from Pre-Clearance under Section II.B of the Code of Ethics.*

         3. In accordance with Section III.A of the Code of Ethics, except for transactions exempt from reporting under Section III.C of the Code of Ethics, I will arrange for the Chief Compliance Officer (or designee) to receive duplicate copies of monthly statements for each Securities Transaction of all Employee Accounts or Related Accounts (unless I am an Independent Fund Trustee), and I will report all Securities Transactions in each of my Employee Accounts and Related Accounts (if I am an Independent Fund Trustee).

         4.       I will comply with the Code of Ethics in all respects.*

         5. I agree to disgorge and forfeit any profits on Prohibited Transactions in accordance with the requirements of the Code.*



                                                   -----------------------------
                                                   Employee Signature


                                                   -----------------------------
                                                   Print Name


Reviewed by:                                       Date Submitted:
              -------------------------            -----------------------------


* Representations 1-2 and 4-5 do not apply to Independent Fund Trustees.

                                                                      Appendix 4

           ANNUAL CERTIFICATION OF COMPLIANCE WITH THE CODE OF ETHICS


         I certify that during the past year:

         1. In accordance with Section III.A of the Code of Ethics, I have fully disclosed the securities holdings in my Employee Accounts and Related Accounts (as defined in the Code of Ethics.)*

         2. In accordance with Section II.A of the Code of Ethics, I have obtained prior authorization for all Securities Transactions in each of my Employee Accounts and Related Accounts, except for transactions exempt from Pre-Clearance under Section II.B of the Code of Ethics.*

         3. In accordance with Section III.A of the Code of Ethics, except for Securities Transactions exempt from the reporting under Section III.C of the Code of Ethics, I have arranged for the Chief Compliance Officer (or designee) to receive duplicate copies of monthly statements for each Securities Transaction of all Employee Accounts or Related Accounts (unless I am an Independent Fund Trustee), and I have reported all Securities Transactions in each of my Employee Accounts and Related Accounts (if I am an Independent Fund Trustee).

         4.       I have complied with the Code of Ethics in all respects.*




                                                   -----------------------------
                                                   Employee Signature


                                                   -----------------------------
                                                   Print Name


Reviewed by:                                       Date Submitted:
              -------------------------            -----------------------------

* Representations 1-2 and 4 do not apply to Independent Fund Trustees.

                        TRADE PRE-CLEARANCE REQUEST FORM

(1)  Name of Employee requesting authorization:

        -----------------------------                              Employee Name

(2)  Account number Employee is requesting for:

        -----------------------------                             Account Number

(3)  Name of the person on account:

        -----------------------------                        Account Holder Name

(4)  If different from (1), relationship of acct. holder:

        -----------------------------                 Relationship of (2) to (3)

(5)  Name of Securities firm at which acct is held:

        -----------------------------                            Securities Firm

(6)  Name of Security:

        -----------------------------                              Security Name

(7)  Maximum number of shares or units or amount of bond:

        -----------------------------                        Shares to be Traded

(8)  Check all that apply:

        Purchase____     Sale____     Market Order____
                                        Limit Order (Price of  Order: ________ )

(9)  Do you possess material nonpublic information                      (Circle)
     regarding the security or the issuer of the security?              Yes   No

(10) To your knowledge, are there any outstanding purchase or sell orders for this security or any equivalent security on behalf of any Advisory Clients, including but not limited to any investment company managed by WWW
     Advisors?                                                          Yes   No

(11) To your knowledge, has WWW Advisors or its affiliates purchased or sold these securities or equivalent securities for any client within the past seven calendar days or do you expect that WWW Advisors or its affiliates will purchase or sell these securities or equivalent securities on behalf
     of any client within the next 7 calendar days?                     Yes   No

(12) Are the securities being acquired in an initial public offering?   Yes   No

(13) Are the securities being acquired in a private placement?          Yes   No

In accordance with the Code of Ethics for WWW Trust, WWW Advisors, and Capital Advisors Group, Inc. I believe that the proposed trade fully complies with the requirements of the Code.

-----------------------------------           ----------------------------------
Employee Signature                            Print Name


Date and Time Submitted:                      Received By:
                        ----------                       -----------------------

Date and Time Authorized:                     Authorized By:
                         ----------                         --------------------

                                                                      Appendix 6

                      FORM LETTER TO BROKER, DEALER OR BANK





Date

Broker ABC
Street Address
City, State ZIP


Re:  John Smith & Mary Smith
       Account Number: 123-4567-8
                       ----------

         In connection with my existing brokerage accounts at your firm noted above, please be advised that the Compliance Department of WWW Advisors, Inc. should be noted as an Interested Party with respect to my accounts. They should, therefore, be sent duplicate copies of all account statements relating to my account.

         Please send the requested documentation ensuring the account holder's name appears on all correspondence to:
                           Compliance Officer
                           WWW Advisors, Inc.
                           131 Prosperous Place, Suite 17
                           Lexington, Kentucky 40509

Thank you for your cooperation in this request.


Sincerely Yours,



Associate

cc: WWW Advisors, Inc.

                                                                      Appendix 7

                        GIFT AND ENTERTAINMENT MASTER LOG



The undersigned hereby reports that on ____________________ I received a gift or entertainment, namely ____________________, valued at $_____________________

from _________________ whose business address is

__________________________________________________________. His or her
relationship with WWW TRUST, WWW ADVISORS, INC., CAPITAL ADVISORS, INC.,


is: __________________________________________________


-----------------------------------------------------.


                                                   -----------------------------
                                                   Employee Signature


                                                   -----------------------------
                                                   Print Name


Reviewed by:                                       Date Submitted:
              -------------------------            -----------------------------

                                                                      Appendix 8
                      INITIAL HOLDINGS AND ACCOUNTS REPORT

In accordance with Section III.A.1 of the Code of Ethics, please provide a list of all non-exempt Securities in which you or a Related Account has a Beneficial Interest and all Securities in non-client accounts for which you make investment decisions. This includes not only securities held by brokers, but also securities held at home, in safe deposit boxes, or by an issuer.

(1) Name of Employee:                           ________________________________
                                                       Name of Employee

(2) Securities Firm(s) at which Account(s) is (are) Maintained:

     a) First Securities Firm
         1) Name of Securities Firm             ________________________________
                                                          Name of Firm

         2) Address of Securities Firm          ________________________________
                                                            Address


                                                ________________________________
                                                 State                     Zip

         3) Name of Account Executive           ________________________________
                                                         Account Executive

         4) Phone number of Account Executive   ________________________________
                                                          Phone Number

         5) Name of the person in whose         ________________________________
             name the account is held                Name of Account Holder

         6) If different from (1),              ________________________________
             indicate the relationship of                  Relationship
             person holding the account.

         7) Account Number:                     ________________________________
                                                          Account Number

     b) Second Securities Firm
         1) Name of Securities Firm             ________________________________
                                                            Name of Firm

         2) Address of Securities Firm          ________________________________
                                                              Address

                                                ________________________________
                                                  State                     Zip

         3) Name of Account Executive           ________________________________
                                                         Account Executive

         4) Phone number of Account Executive   ________________________________
                                                          Phone Number

         5) Name of the person in whose         ________________________________
             name the account is held                  Name of Account Holder

         6) If different from (1),              ________________________________
             indicate the relationship of                  Relationship
             person holding the account.

         7) Account Number:                     ________________________________
                                                          Account Number
c) Third Securities Firm
         1) Name of Securities Firm             ________________________________
                                                           Name of Firm

         2) Address of Securities Firm          ________________________________
                                                             Address

                                                ________________________________
                                                  State                     Zip

         3) Name of Account Executive           ________________________________
                                                        Account Executive

         4) Phone number of Account Executive   ________________________________
                                                           Phone Number

         5) Name of the person in whose         ________________________________
             name the account is held                  Name of Account Holder

         6) If different from (1),              ________________________________
             indicate the relationship of                    Relationship
             person holding the account.

         7) Account Number:                     ________________________________
                                                            Account Number

     d) Fourth Securities Firm
         1) Name of Securities Firm             ________________________________
                                                            Name of Firm

         2) Address of Securities Firm          ________________________________
                                                             Address

                                                ________________________________
                                                 State                     Zip

         3) Name of Account Executive           ________________________________
                                                         Account Executive

         4) Phone number of Account Executive   ________________________________
                                                            Phone Number

         5) Name of the person in whose         ________________________________
             name the account is held                   Name of Account Holder

         6) If different from (1),              ________________________________
             indicate the relationship of                   Relationship
             person holding the account.

         7) Account Number:                     ________________________________
                                                            Account Number


     e) Fifth Securities Firm
         1) Name of Securities Firm             ________________________________
                                                            Name of Firm

         2) Address of Securities Firm          ________________________________
                                                              Address

                                                ________________________________
                                                 State                     Zip

         3) Name of Account Executive           ________________________________
                                                        Account Executive

         4) Phone number of Account Executive   ________________________________
                                                            Phone Number

         5) Name of the person in whose         ________________________________
             name the account is held                 Name of Account Holder

         6) If different from (1),              ________________________________
             indicate the relationship of                 Relationship
             person holding the account.

         7) Account Number:                     ________________________________
                                                           Account Number

 (3)For each account, attach your most recent account statement listing securities in that account.

(4) If you own securities that are not listed in an attached account statement, list them below:

    NAME OF SECURITY           QUANTITY             VALUE              CUSTODIAN

1) _____________________________________________________________________________

2) _____________________________________________________________________________

3) _____________________________________________________________________________

4) _____________________________________________________________________________

5) _____________________________________________________________________________
(Attach separate sheet if necessary)

I certify that this form and the attached statements (if any) constitute all of the Securities in my Employee Accounts and Related Accounts.

                                          ---------------------------------
                                                   Employee Signature

                                          ---------------------------------
                                                     Print Name


Reviewed By: ________________________  Date Submitted: _____________________

                                                                      Appendix 9
                   QUARTERLY TRANSACTIONS AND HOLDINGS REPORT


In accordance with Section III.A.2 of the Code of Ethics, please provide a list of all non-exempt Securities in which you or a Related Account has a Beneficial Interest and all Securities in non-client accounts for which you make investment decisions. This includes not only securities held by brokers, but also securities held at home, in safe deposit boxes, or by an issuer.

(1) Name of Employee:                       ____________________________________
                                                         Name of Employee

(2) The period for which above employee (1)
      is submitting this Quarterly Transactions
      and Holdings Report:
                                   Beginning ______________, Ending ____________
                                            (Month/Day/Year)    (Month/Day/Year)

(3) Securities Firm(s) at which Account(s) is (are) Maintained:

     a) First Securities Firm
         1) Name of Securities Firm         ____________________________________
                                                          Name of Firm

         2) Address of Securities Firm      ____________________________________
                                                            Address

                                            ____________________________________
                                               State                     Zip

         3) Name of Account Executive       ____________________________________
                                                       Account Executive

         4) Phone number of Account
            Executive                       ____________________________________
                                                         Phone Number

         5) Name of the person in whose     ____________________________________
             name the account is held                 Name of Account Holder

         6) If different from (1),          ____________________________________
             indicate the relationship of                 Relationship
             person holding the account.

         7) Account Number:                 ____________________________________
                                                         Account Number

     b) Second Securities Firm
         1) Name of Securities Firm         ____________________________________
                                                          Name of Firm

         2) Address of Securities Firm      ____________________________________
                                                            Address

                                            ____________________________________
                                              State                     Zip

         3) Name of Account Executive       ____________________________________
                                                       Account Executive

         4) Phone number of Account
            Executive                       ____________________________________
                                                         Phone Number

         5) Name of the person in whose     ____________________________________
             name the account is held               Name of Account Holder

         6) If different from (1),          ____________________________________
             indicate the relationship of               Relationship
             person holding the account.

         7) Account Number:                 ____________________________________
                                                         Account Number



c) Third Securities Firm
         1) Name of Securities Firm         ____________________________________
                                                         Name of Firm

         2) Address of Securities Firm      ____________________________________
                                                            Address

                                            ____________________________________
                                               State                     Zip

         3) Name of Account Executive       ____________________________________
                                                     Account Executive

         4) Phone number of Account
            Executive                       ____________________________________
                                                        Phone Number

         5) Name of the person in whose     ____________________________________
             name the account is held                Name of Account Holder

         6) If different from (1),          ____________________________________
             indicate the relationship of              Relationship
             person holding the account.

         7) Account Number:                 ____________________________________
                                                      Account Number


     d) Fourth Securities Firm
         1) Name of Securities Firm         ____________________________________
                                                         Name of Firm

         2) Address of Securities Firm      ____________________________________
                                                          Address

                                            ____________________________________
                                               State                     Zip

         3) Name of Account Executive       ____________________________________
                                                      Account Executive

         4) Phone number of Account
            Executive                       ____________________________________
                                                        Phone Number

         5) Name of the person in whose     ____________________________________
             name the account is held              Name of Account Holder

         6) If different from (1),          ____________________________________
             indicate the relationship of                Relationship
             person holding the account.

         7) Account Number:                 ____________________________________
                                                         Account Number

     e) Fifth Securities Firm
         1) Name of Securities Firm         ____________________________________
                                                          Name of Firm

         2) Address of Securities Firm      ____________________________________
                                                          Address

                                            ____________________________________
                                               State                     Zip

         3) Name of Account Executive       ____________________________________
                                                      Account Executive

         4) Phone number of Account
            Executive                       ____________________________________
                                                         Phone Number

         5) Name of the person in whose     ____________________________________
             name the account is held                Name of Account Holder

         6) If different from (1),          ____________________________________
             indicate the relationship of                Relationship
             person holding the account.

         7) Account Number:                 ____________________________________
                                                          Account Number



(4) Please list below all transactions during reporting period indicated in (2) of this report.

  DATE OF        TYPE OF                                       NAME OF
TRANSACTION    TRANSACTION   PRICE OR VALUE    COMMISSION   BROKER, DEALER
-----------    -----------   --------------    ----------  ---------------

1) _____________________________________________________________________________

2) _____________________________________________________________________________

3) _____________________________________________________________________________

4) _____________________________________________________________________________

5) _____________________________________________________________________________
(Attach separate sheet if necessary)

(5) For each account, attach your most recent account statement listing securities in that account.

(6) If you own securities that are not listed in an attached account statement, list them below:

    NAME OF SECURITY         QUANTITY            VALUE              CUSTODIAN
    ----------------         --------            -----              ---------

1) _____________________________________________________________________________

2) _____________________________________________________________________________

3) _____________________________________________________________________________

4) _____________________________________________________________________________

5) _____________________________________________________________________________
(Attach separate sheet if necessary)

I certify that this form and the attached statements (if any) constitute all of the Securities in my Employee Accounts and Related Accounts.


                                               ---------------------------------
                                                   Employee Signature

                                               ---------------------------------
                                                     Print Name


Reviewed By: ________________________      Date Submitted: _____________________

                                                                     Appendix 10
                     ANNUAL TRANSACTIONS AND HOLDINGS REPORT

         In accordance with Section III.A.4 of the Code of Ethics, please provide a list of all non-exempt Securities in which you or a Related Account has a Beneficial Interest and all Securities in non-client accounts for which you make investment decisions. This includes not only securities held by brokers, but also securities held at home, in safe deposit boxes, or by an issuer.

(1) Name of Employee:                       ____________________________________
                                                         Name of Employee

(2) The period for which above employee (1) is submitting this Annual Transactions and Holdings Report:
                             Beginning July 1 of ______, Ending June 30 of _____
                                                 (Year)                   (Year)

(3) Securities Firm(s) at which Account(s) is (are) Maintained:

     a) First Securities Firm
         1) Name of Securities Firm         ____________________________________
                                                          Name of Firm

         2) Address of Securities Firm      ____________________________________
                                                           Address

                                            ____________________________________
                                                State                     Zip

         3) Name of Account Executive       ____________________________________
                                                        Account Executive

         4) Phone number of Account
            Executive                       ____________________________________
                                                       Phone Number

         5) Name of the person in whose     ____________________________________
             name the account is held               Name of Account Holder

         6) If different from (1),          ____________________________________
             indicate the relationship of               Relationship
             person holding the account.

         7) Account Number:                 ____________________________________
                                                      Account Number

     b) Second Securities Firm
         1) Name of Securities Firm         ____________________________________
                                                       Name of Firm

         2) Address of Securities Firm      ____________________________________
                                                         Address

                                            ____________________________________
                                                 State                     Zip

         3) Name of Account Executive       ____________________________________
                                                       Account Executive

         4) Phone number of Account
            Executive                       ____________________________________
                                                       Phone Number

         5) Name of the person in whose     ____________________________________
             name the account is held              Name of Account Holder

         6) If different from (1),          ____________________________________
             indicate the relationship of               Relationship
             person holding the account.


         7) Account Number:                 ____________________________________
                                                       Account Number

c) Third Securities Firm
         1) Name of Securities Firm         ____________________________________
                                                        Name of Firm

         2) Address of Securities Firm      ____________________________________
                                                            Address

                                            ____________________________________
                                                State                     Zip

         3) Name of Account Executive       ____________________________________
                                                        Account Executive

         4) Phone number of Account
            Executive                       ____________________________________
                                                        Phone Number

         5) Name of the person in whose     ____________________________________
             name the account is held              Name of Account Holder

                                                              Appendix 10 (cont)

         6) If different from (1),          ____________________________________
             indicate the relationship of                 Relationship
             person holding the account.

         7) Account Number:                 ____________________________________
                                                         Account Number

     d) Fourth Securities Firm
         1) Name of Securities Firm         ____________________________________
                                                          Name of Firm

         2) Address of Securities Firm      ____________________________________
                                                            Address

                                            ____________________________________
                                                State                     Zip

         3) Name of Account Executive       ____________________________________
                                                       Account Executive

         4) Phone number of Account
            Executive                       ____________________________________
                                                       Phone Number

         5) Name of the person in whose     ____________________________________
             name the account is held                Name of Account Holder

         6) If different from (1),          ____________________________________
             indicate the relationship of                 Relationship
             person holding the account.

         7) Account Number:                 ____________________________________
                                                         Account Number

     e) Fifth Securities Firm
         1) Name of Securities Firm         ____________________________________
                                                          Name of Firm

         2) Address of Securities Firm      ____________________________________
                                                             Address

                                            ____________________________________
                                                State                     Zip

         3) Name of Account Executive       ____________________________________
                                                         Account Executive

         4) Phone number of Account
            Executive                       ____________________________________
                                                        Phone Number

         5) Name of the person in whose     ____________________________________
             name the account is held               Name of Account Holder

         6) If different from (1),          ____________________________________
             indicate the relationship of               Relationship
             person holding the account.

         7) Account Number:                 ____________________________________
                                                      Account Number


(4) Please list below all transactions during reporting period indicated in (2) of this report.

 DATE OF        TYPE OF                                       NAME OF
TRANSACTION    TRANSACTION   PRICE OR VALUE    COMMISSION   BROKER, DEALER
-----------    -----------   --------------    ----------  ---------------

1) _____________________________________________________________________________

2) _____________________________________________________________________________

3) _____________________________________________________________________________

4) _____________________________________________________________________________

5) _____________________________________________________________________________
(Attach separate sheet if necessary)

(5) For each account, attach your most recent account statement listing securities in that account.










                                                              Appendix 10 (cont)


(6) If you own securities that are not listed in an attached account statement, list them below:

    NAME OF SECURITY         QUANTITY            VALUE              CUSTODIAN
    ----------------         --------            -----              ---------
1) _____________________________________________________________________________

2) _____________________________________________________________________________

3) _____________________________________________________________________________

4) _____________________________________________________________________________

5) _____________________________________________________________________________
(Attach separate sheet if necessary)


         I certify that this form and the attached statements (if any) constitute all of the Securities in my Employee Accounts and Related Accounts.


                                            ---------------------------------
                                                   Employee Signature

                                            ---------------------------------
                                                     Print Name


Reviewed By: ________________________      Date Submitted: _____________________

                                                                     Appendix 11

            INITIAL PUBLIC OFFERINGS/PRIVATE PLACEMENT CLEARANCE FORM

In accordance with Section II.A.1.a concerning Initial Public Offerings and
Section II.A.3 concerning Private Placements of the Code of Ethics,

The undersigned hereby requests permission to buy an Initial Public Offering/Private Placement in the following offering:

1) Name of Issuer:                          ____________________________________
                                                           Issuer

2) Number of Shares:                        ____________________________________
                                                       Number of Shares

3) Purchase Price:                          ____________________________________
                                                           Price

4) Anticipated Date of Initial Public
   Offering/Private Placement               ____________________________________
                                                           Date

5) Name of Underwriter:                     ____________________________________
                                                          Underwriter





                                            ---------------------------------
                                                   Employee Signature

                                            ---------------------------------
                                                     Print Name


Reviewed By: ________________________      Date Submitted: _____________________